UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 24, 2025

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

4438 W. Lovers Lane, Unit 100, Dallas, TX	75209
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (406) 606-4117

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American
Common Stock, $0.01 par value	UAMY	NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 24, 2025, United States Antimony Corporation (NYSE: UAMY) (NYSE Texas: UAMY) (“USAC,” “US Antimony,” or the “Company”) issued a press release (“Press Release”) announcing the completion of its first Technical Report Summary, which is in accordance with subpart 1300 of Regulation S-K of the Securities and Exchange Commission, on its zeolite mineral deposit located in Preston, Idaho. The zeolite division is run under a wholly owned subsidiary of the Company with the name of Bear River Zeolite Company (“BRZ”). A copy of this Technical Report Summary is attached as Exhibit 96.1 to this Current Report on Form 8-K.

The foregoing disclosure is qualified in its entirety by the full text of the Press Release, attached hereto as Exhibit 99.1.

The information in this Item 7.01, including exhibit 99.1 attached hereto, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events.

On July 24, 2025, the Company announced that it had completed its Technical Report Summary, dated July 2, 2025 (the “TRS”), on the Bear River Zeolite Project (the “Project”) in accordance with the mining property disclosure rules specified in subpart 1300 of Regulation S-K. A copy of the TRS is filed as Exhibit 96.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The TRS for the Project summarizes the Project’s economic viability under the current operation and market conditions. The foregoing description of the TRS does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the TRS attached hereto as Exhibit 96.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits attached hereto, contains forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward- looking statements. Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, those described in the Company’s filings on Form 10-K, Form 10-Q, and Form 8-K with the United States Securities and Exchange Commission.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not rely upon any forward-looking statements as predictions of future events. The Company undertakes no obligation to revise or update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, in each case, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
96.1	Technical Report Summary per SEC S-K 1300 – Bear River Zeolite
99.1	Press Release issued by United States Antimony Corporation dated July 24, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated: July 25, 2025	By:	/s/ Richard R. Isaak
Richard R. Isaak
SVP, Chief Financial Officer

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